LOAN EXTENSION AGREEMENT

This Loan Extension and Modification Agreement (the "Agreement") is dated as of this 30th day of June 2018, by and between Moregain Pictures, Inc. (formerly, Aladdin International Inc.), a Nevada corporation (the "Borrower") and Michael Wu (the "Lender").

Terms not otherwise defined herein shall have the meaning ascribed to such terms in the original loan agreement dated January 10, 2018 between the Borrower and Lender ("Loan Agreement).

WITNESSETH:

WHEREAS, the Borrower obtained a loan from Lender in the principal amount of $70,000 bearing no interest (the "Loan");

WHEREAS, the Loan is evidenced by a promissory note (the "Note").

WHEREAS, under the Note, the Maturity Date is June 30, 2018 (the "Original Maturity Date"). Upon the Original Maturity Date and, unless and to the extent that all outstanding principal and any accrued and unpaid interest becomes due and owing under such Note and is to be immediately paid by the Borrower to Lender;

WHEREAS, the Company seeks the Lender's consent to extend the Original Maturity Date to the date specified hereinafter.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Borrower and the Lender agree as follows:

1. Extensions. The Note is amended to extend the Original Maturity Date from June 30, 201 to December 31, 2018.

2. No Defaults. The Lender, by execution of this Agreement, hereby represents and warrants that as of the date hereof, no Event of Default exists or is continuing with respect to the Note or the Loan Agreement.

4. Loan Extension Agreement. It is the intention and understanding of the parties hereto that this Agreement shall act as an extension of the Note and that this Agreement shall not act as a novation of such note.

5. Except as specifically amended hereby, the parties hereto acknowledge and confirm that the Note and Loan Agreement remain in full force and effect and enforceable in accordance with their terms.

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed by their duly authorized officers.

Moregain Pictures, Inc.

Name: Jesse Weiner
Title: Chairman and CEO

Michael Wu

By: ______________________